Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Felicia DellaFortuna, Chief Financial Officer of BuzzFeed, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 3, 2023

By:	/s/ Felicia DellaFortuna
Felicia DellaFortuna
Chief Financial Officer
(Principal Financial Officer)